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                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment no. 5 to the Registration Statement no. 333-48038 of Reliant Resources, Inc. on Form S-1 of our report dated May 11, 1999 on the financial statements of N.V. UNA, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.

Utrecht, the Netherlands
March 22, 2001


/s/  PRICEWATERHOUSECOOPERS N.V.

PricewaterhouseCoopers N.V.